UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to §.240.14a-12

NORDSTROM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 29, 2018

Meeting Information
NORDSTROM, INC.	Meeting Type: Annual Meeting
	For holders as of:	March 19, 2018
Date: May 29, 2018 Time: 9:00 AM PDT
	Location:	John W. Nordstrom Room Downtown Seattle Nordstrom 1617 Sixth Avenue 5th Floor Seattle, Washington 98101-1707

You are receiving this communication because you hold shares in the above named company.
NORDSTROM, INC. C/O SECRETARY 1700 7TH AVENUE, SUITE 700 SEATTLE, WA 98101

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

0000365199_1      R1.0.1.17

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement 2. Annual Report
How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 15, 2018 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

0000365199_2     R1.0.1.17

Voting items
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees
1a.	Shellye L. Archambeau

1b.	Stacy Brown-Philpot

1c.	Tanya L. Domier

1d.	Blake W. Nordstrom

1e.	Erik B. Nordstrom

1f.	Peter E. Nordstrom

1g.	Philip G. Satre

1h.	Brad D. Smith

1i.	Gordon A. Smith

1j.	Bradley D. Tilden

1k.	B. Kevin Turner

The Board of Directors recommends you vote FOR proposals 2. and 3.

2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

3.	ADVISORY VOTE REGARDING EXECUTIVE COMPENSATION: SAY ON PAY.

NOTE: To transact such other business as may properly come before the meeting and at any convening or reconvening of the meeting following a postponement or adjournment of the meeting.

0000365199_3      R1.0.1.17

0000365199_4      R1.0.1.17